SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 – SUBSEQUENT EVENTS

Equity Lock-up Period Expiration

On February 7, 2019, the lock-up period expired for 8,677,753 Trilogy LLC Class C Units, giving each holder of these Units the right to require Trilogy LLC to redeem any or all of such Units for either a number of Common Shares equal to the number of Class C Units to be redeemed, or a cash amount equal to the twenty day trailing weighted average trading price of such Common Shares at such time, with the form of consideration at Trilogy LLC’s discretion. During the period from January 1, 2019 to March 27, 2019 (the date of this filing), there were 78,462 Class C Units redeemed for Common Shares.

The lock-up period also expired for 5,748,383 Common Shares on February 7, 2019.

NuevaTel Tower Sale and Lease Back Transaction:

In February 2019, NuevaTel entered into an agreement to sell approximately 600 of NuevaTel’s towers to a Bolivian subsidiary of Phoenix Tower International (“PTI”) for expected cash proceeds of approximately $100 million. The transaction will close in stages as conditions to close are satisfied for the towers. The initial closing was completed in February 2019 for 400 towers and resulted in cash consideration of approximately $65 million.

The towers subject to the transaction will be leased back to NuevaTel by PTI in connection with a multi-year agreement between the parties which establishes an initial tower lease term of 10 years with certain optional 5-year renewals. The Company will evaluate the transaction in accordance with applicable accounting guidance for evaluating sale and lease back transactions during the first quarter of 2019.